SECURITIES AND EXCHANGE COMMISSION

UNITED STATES

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 7, 2012

REGENCY CENTERS CORPORATION

REGENCY CENTERS, L.P.

(Exact name of registrant as specified in its charter)

Florida (Regency Centers Corporation) Delaware (Regency Centers, L.P.)	1-12298 (Regency Centers Corporation) 0-24763 (Regency Centers, L.P.)	59-3191743 (Regency Centers Corporation) 59-3429602 (Regency Centers, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114 Jacksonville, Florida		32202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (904)-598-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 7, 2012, Regency Centers Corporation (the “Company”) and Regency Centers, L.P. (the “Operating Partnership”) executed and delivered an underwriting agreement (the “Underwriting Agreement”), by and among the Company, the Operating Partnership and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC as representatives of the several Underwriters named in Exhibit A thereto (the “Underwriters”), relating to the issue and sale by the Company of a total of 10,000,000 shares of the Company’s 6.625% Series 6 Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series 6 Preferred Shares”). The issue and sale of the Series 6 Preferred Shares is expected to settle on February 16, 2012. Under the terms of the Underwriting Agreement, the Company and the Operating Partnership have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute payments that the Underwriters may be required to make because of any of those liabilities. The Underwriting Agreement contains customary representations and covenants.

The offering of the Series 6 Preferred Shares was registered under the Securities Act pursuant to a registration statement on Form S-3 (Registration No. 333-174535) filed with the Securities and Exchange Commission (the “Commission”) on May 26, 2011. The terms of the Series 6 Preferred Shares are described in the Company’s prospectus dated May 26, 2011, as supplemented by a prospectus supplement dated February 7, 2012.

The foregoing is not a complete discussion of the Underwriting Agreement and is qualified in its entirety by reference to the full text of the Underwriting Agreement attached to this Current Report on Form 8-K as Exhibit 1.1, which is incorporated herein by reference. In connection with the filing of the Underwriting Agreement, the Company and the Operating Partnership are filing on Exhibits 5.2 and 8.2 to this Current Report on Form 8-K the opinions of their counsel.

Item 7.01	Regulation FD Disclosure.

On February 7, 2012, the Company issued a press release updating its 2012 earnings guidance, a copy of which is furnished as Exhibit 99.1 hereto. The information under this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any disclosure document relating to the Company, except to the extent, if any, expressly set forth by specific reference in such filing.

Forward-Looking Statements

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Item 8.01	Other Events.

On February 7, 2012, the Company issued a press release announcing the pricing of its offering of the Series 6 Preferred Shares, a copy of which is attached as Exhibit 99.2 hereto.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement, dated February 7, 2012, by and among Regency Centers Corporation, Regency Centers, L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC and each of the other Underwriters named in Exhibit A thereto.
5.2	Opinion of Foley & Lardner LLP as to the legality of the Series 6 Preferred Shares.
8.2	Opinion of Foley & Lardner LLP regarding certain tax matters.
12.1	Statement regarding computation of consolidated ratio of earnings to fixed charges and preferred stock dividends.

Exhibit Number	Description
23.1	Consent of Foley & Lardner LLP (included in Exhibit 5.2).
23.2	Consent of Foley & Lardner LLP (included in Exhibit 8.2).
99.1	Press Release dated February 7, 2012.
99.2	Press Release dated February 7, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION

February 13, 2012	By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President and Treasurer

REGENCY CENTERS, L.P. By: Regency Centers Corporation, its general partner

February 13, 2012	By:	J. Christian Leavitt
J. Christian Leavitt, Senior Vice President and Treasurer

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